Expense Example, No Redemption (Vanguard Total International Bond Index Fund Retail)	Vanguard Total International Bond Index Fund Vanguard Total International Bond Index Fund - Admiral Shares 11/1/2013 - 10/31/2014 USD ($)	Vanguard Total International Bond Index Fund Vanguard Total International Bond Index Fund - Investor Shares 11/1/2013 - 10/31/2014 USD ($)
Expense Example, No Redemption:
1 YEAR	19	24
3 YEAR	61	74
5 YEAR	107	130
10 YEAR	243	293